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							       Exhibit 10.15

			      AMENDMENT 2
			Shiva/Nortel Agreement

This Second Amendment to the Agreement dated as of 15 May 1995 (the "Agreement") is made as of the 15th day of October, 1996, by and between Northern Telecom Limited ("Nortel"), on behalf of itself and its affiliates (as defined in the Agreement), a Canadian corporation having its principal place of business 8200 Dixie Road, Suite 100, Brampton, Ontario, Canada, and Shiva Corporation ("Shiva"), a Massachusetts corporation having its principal place of business at 28 Crosby Drive, Bedford, Massachusetts, 01730, USA.

WHEREAS, Nortel and Shiva want to amend the Agreement to reflect the following changes to the original Agreement;

****************************** Amendment

A ************************* of Shiva's current *************************
************* product (**************************** or *****************
*******) will be added to the Agreement. *********** will include ****** ******* and ********** of the ******** to ********* in the ************
******** and specified *******************. Nortel will have the right to manufacture the ****************** pursuant to the manufacturing rights set forth in this Amendment.

NOW, THEREFORE, the parties agree to amend the Agreement as follows,

1.0   Definitions
1.1 New Definition. In addition to the terms defined in the Agreement, each of the following additional terms shall have the meaning ascribed to it below:

      1.1.1  ********* or **************** shall mean the **************
********************************* product as described in Exhibit R and
Exhibit S;

2.0   ****************** of the ***************
2.1   Shiva's Obligations.  Shiva will ********* the ******************
***********************, as described in the Nortel *******************
**************** as set forth in Exhibit R and Exhibit S.

2.2   Nortel's Obligations.  Nortel will ****** the ******* contemplated in
Section 2.1 and ************ for the ************** as set forth in Exhibit
R.

2.3 Ownership of the ******************. Intellectual property rights associated with ************* features that ************** using *********-
provided tool kits shall be owned by ********.

Intellectual property rights associated with *************** features that ********** using ******* software and/or hardware shall be owned by ******** with **************************************** of such features determined by

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agreement between the parties. ******* hereby grants, with a full reservation of rights, to ******* a worldwide, ************, ************** perpetual license of such intellectual property rights to use, modify, sublicense, support, copy and distribute through multiple tiers of distribution, including ********* distributors, these intellectual property rights solely as they are incorporated into the ************.  ********* hereby grants back to ******* a **********, worldwide, ***********, perpetual license to such modifications.  ***************************************************
**************************************************************************
**************************************.

Intellectual property rights associated with ****** developed modifications using ******* developed software and/or hardware, including, but not limited to, ******************** and the ********************************** product,
(**** will be reviewed and determined between the parties), as described in Exhibit S, shall be owned by ***** with ************************************
of such features to ****** to be determined by agreement between the parties. ****** hereby grants to ****** a worldwide, *************, ****************
perpetual license of such intellectual property rights to use, modify, create derivative works, support, and copy these intellectual property rights solely as they are incorporated into the **************. ******* hereby grants back to ******* a **************, worldwide, *************, perpetual licwense to modifications.

3.0   Manufacturing Rights
3.1 License Grant. Shiva hereby grants Nortel the option to manufacture the *********************** at anytime, within the duration of the contract, according to Shiva's design specifications.

3.2 Shiva's Obligations. If Nortel elects to manufacture the ************** subject to the terms of this Amendment, Shiva shall provide reasonable manufacturing transfer and consulting assistance as part of the license fee described in Section 3.3. Reasonable manufacturing transfer and consulting assistance shall include the following:

      (1) **********************************
      (2) *************************
      (3) ****************************************
      (4) *********************************************
      (5) **************************************
      (6) *********************************
      (7) ***************************
      (8) *****************************************
      (9) *********************************
     (10) ******************************************
     (11) ******************************************************************
	  **********

3.3 Nortel's Obligations. Nortel shall pay *************************** ********** to Shiva for rights to manufacture the *************** and for reasonable consultation and training to assist Nortel with their initial manufacturing production run, as well as reasonable ongoing manufacturing support. Nortel will share with Shiva, product and quality improvement ideas as part of the ongoing process, as referenced in items 3.5 and 3.6, as well as include a comment such as "Access By Shiva" (to be determined by Shiva) in all ********** documentation, to *******************************
**********************************.  In addition Nortel shall

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pay Shiva a royalty, as defined in the royalty structure section 4.0 below, for the **************** to Nortel *************** directly, or via Nortel's
******************************.

3.4 Shiva Manufacturing Option. If Nortel is ********************** the **************************, the *******************************************
license fee shall **********. With Shiva's agreement, Nortel shall be ********************** the ************ Shiva ************** and Shiva's
********************************.  Shiva has the right to ********** from ***
*****************************.

3.5 Shiva Manufacturing Consulting Support. Shiva will provide Nortel with reasonable consultation and training to assist Nortel with their initial manufacturing product run at Nortel as well as reasonable ongoing manufacturing support. Nortel will share with Shiva, product and quality improvement ideas as part of the ongoing process.

      Reasonable consultation, training and ongoing manufacturing support are defined as follows:

      A total of ****************** of support will be provided to Nortel by Shiva ******************************************************************* to
assist Nortel with their initial manufacturing production run, and will be effective with the signing of this Amendment. *****************************
****************************************************************************.
This *************** ongoing support related to changes resulting from the ECO/ECR process as well as Shiva's quarterly Manufacturing/Design review meetings.

3.6 Qualification Support. Nortel and Shiva agree to discuss proposed design and/or component changes, as well as share component sourcing information, on an ongoing basis. Nortel will be proactively included in Shiva's ECO/ECR process as well as Shiva's quarterly Manufacturing/Design review meetings. Major design discontinuities will require agreement between the parties and costs associated with the design discontinuities will be determined by the parties.

      Shiva will ********************************************************
(as listed in the document "Functional Specification for the Nortel AccessPort") for the ********************. Nortel will not generally be responsible for the associated costs. In those *************************
***********************************************************************
***********************************************************************
***********************************************************************
***********************************************************************
*************************.

4.0   Royalty Structure
Nortel shall pay Shiva a royalty equivalent to a ****************** of *** ************* of the ******* price ************ of the product for volumes of ***************** units or greater, over a ****************** period, or a ********************************** of the *************** price of the product for volumes less than ************************ units, over a ****** ******* period. In each case, Nortel will pay a ******* of a ************* ******** royalty for each product within the *********** of the Agreement, or for the ********************* units (whichever comes first), if the *************** or *************** royalty is ************************.

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********  After the ********, or ****************** units, **************
************* royalty shall apply with a************************* in the
********** and a ************************** in the *********************.
Royalties for ****************** will be negotiated between the parties. A three months rolling forecast will be provided on a monthly basis (same as with **********) as well as a first year forecast for business planning purposes, independent of ***************** direction. Prior to Nortel manufacturing, Nortel will work with Shiva to purchase product/components directly from current Shiva suppliers, with the option to source from Nortel vendors of choice, with Shiva's prior agreement. In addition, Nortel and Shiva will discuss the options of sharing costs and sourcing of metal/ plastics components of tooling. Any component or overhead cost reductions will be passed through to Nortel.

Royalties for Nortel's ********************* will be calculated *********** **********************************************************, e.g. royalties owed would be calculated *************************************************
**************************************************************************
*****************************.

5.0   Annual *************, Maintenance and Software Support
5.1   Maintenance and Support
Shiva will provide ******** level support to Nortel, for the ************, similar to that described in Section 7 and Exhibit H of the Shiva/Nortel Agreement of May 15, 1995 for the ******* product. Nortel agrees to pay Shiva ********************************************* for maintenance and support of the *********, as described in Section 7 and Exhibit H of the Shiva/Nortel Agreement of May 15, 1995 for the ********* product, for the duration of this Agreement. During the term of any period for which Nortel has paid ************************************************, Shiva agrees to provide all Shiva software upgrades to Nortel ******************************
*******************.

5.2   **************************
Shiva will provide Nortel with a ********* of **************************
*************** and *****************************************************.
Nortel agrees to pay Shiva ***********************************************
*********************************.  Nortel will be the **************** of
Nortel ************ software to **************** (e.g., alpha trial, beta trial, early adopter trial, release version) *****************************
****************************************************************************
****************************************************************************
*****************************************************************************
****************************************************************************
***************************************.

6.0   General Changes to Agreement.
6.1   Exhibit R.  Exhibit R is added to the Agreement.
Exhibit S.  Exhibit S is added to the Agreement

6.2 Other Terms. Except as set forth above, all other terms and conditions of the Agreement remain unchanged.]


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IN WITNESS of this Second Amendment to the Agreement the parties have executed this document on the dates set forth below.


SHIVA CORPORATION                   NORTHERN TELECOM LIMITED




Signature:/s/ Cynthia M. Deysher    Signature:/s/ John Ryan
	  ----------------------              ---------------------
Name:   Cynthia M. Deysher          Name:   John Ryan

Title:  Senior Vice President,      Title:  Vice President/General Manager,
	Finance and Administration,         Multimedia and Internet Solutions
	and CFO                             Enterprise Networks



				    Signature:/s/ David Archibald
					      -------------------

				    Name:   David Archibald

				    Title:  VP and Deputy General Counsel

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				 Exhibit R



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				 Exhibit S


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		     SECURITIES AND EXCHANGE COMMISSION.)



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